UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2015

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Deming Way Middleton, Wisconsin 53562
(Address of principal executive offices)

(608) 275-3340
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 28, 2015, the Board of Directors of Spectrum Brands Holdings, Inc., a Delaware corporation (the "Company"), amended the Company's Second Amended and Restated By-Laws (the "By-Laws") by adding a new Section 6.8 to the By-Laws to designate the Delaware Court of Chancery as the sole and exclusive forum for any derivative action or proceeding brought on behalf of the Company, any action asserting a claim of breach of fiduciary duty owed by any director, officer, employee, or agent of the Company to the Company or the Company's stockholders, any action asserting a claim pursuant to any provision of the Delaware General Corporation Law or the Company's certificate of incorporation or By-Laws, or any action asserting a claim governed by the internal affairs doctrine.
The foregoing By-Laws amendment became effective on the date of its adoption by the Board of Directors. The above description of the By-Laws amendment is a summary and is qualified in its entirety by reference to the full text of the By-Laws amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01  Other Events.
On July 28, 2015, the Company issued a press release announcing that the Board of Directors of the Company has authorized a new three-year stock repurchase program for up to $300 million of the Company's common stock, par value $0.01 per share.  The new repurchase program became effective immediately and replaces the Company's prior repurchase program which was scheduled to expire in August 2015.  Purchases under the new program may be made in the open market or in privately negotiated transactions from time to time at management's discretion.
In the press release the Company also announced that the Board of Directors has declared a quarterly cash dividend of $0.33 per share payable on September 15, 2015 to stockholders of record as of August 18, 2015.
A copy of the above-referenced press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.
Item 9.01  Financial Statements and Exhibits.
(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.
The following exhibits are being furnished with this Current Report on Form 8-K.
Exhibit No.	Description
3.1	First Amendment to the Second Amended and Restated By-Laws of Spectrum Brands Holdings, Inc.
99.1	Press Release dated July 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.
Date: July 29, 2015

	By:	/s/ Nathan E. Fagre
Printed Name: Nathan E. Fagre
Title: Senior Vice President, General Counsel and Corporate Secretary